Exhibit 10.1

12 OCTOBER 2011

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, C.V.

WNS (HOLDINGS) LIMITED

REGISTRATION RIGHTS AGREEMENT

RELATING TO

WNS (HOLDINGS) LIMITED

i

THIS REGISTRATION RIGHTS AGREEMENT is made on 12 October 2011

BETWEEN:

(1)	WARBURG PINCUS PRIVATE EQUITY VIII, L.P., constituted as a limited partnership in Delaware, USA, and whose principal place of business is at 450 Lexington Avenue, New York, New York, 10017, USA (WPPE);

(2)	WARBURG PINCUS INTERNATIONAL PARTNERS, L.P., constituted as a limited partnership in Delaware, USA, and whose principal place of business is at 450 Lexington Avenue, New York, New York, 10017, USA (WPIP);

(3)	WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, C.V., constituted as a Commanditaire Vennootschap in Holland, and whose principal place of business is at 450 Lexington Avenue, New York, New York, 10017, USA (WPNIP(1)); and

(4)	WNS (HOLDINGS) LIMITED, a company incorporated in Jersey (Registered No: 82262) and having its registered office at Queensway House, Hilgrove Street, St Helier, Jersey JE1 1ES, Channel Islands (the COMPANY).

WHEREAS:

(A)	The Company and the Concerned Shareholders (as defined below) desire to provide for certain arrangements with respect to the registration of the ordinary shares in the capital of the Company under the Securities Act (as defined below).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

DEFINITIONS

1.	As used in this Agreement, the following terms shall have the following respective meanings:

BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks generally are open for business in New York and London;

COMMISSION means the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act;

CONCERNED SHAREHOLDERS means each of the Investors or the relevant member of its group and any persons or entities to whom the rights granted under this Agreement are transferred by the Investors, pursuant to Section 14 hereof and their successors and CONCERNED SHAREHOLDER shall mean any one of them;

EXCHANGE means any securities exchange or nationally recognized quotation system on which similar securities issued by the Company are listed;

EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

INVESTORS means each of WPPE, WPIP and WPNIP(1);

REGISTRABLE SHARES means all Shares held or thereafter acquired by a Concerned Shareholder including, (i) any Shares issued to, issuable to or acquired by a Concerned Shareholder as a result of the exercise by them of any statutory or contractual pre-emptive, tag along, first offer or other similar right, and (ii) any other Shares issued in respect of such Shares (because of share splits, stock dividends, reclassifications, recapitalizations, or similar events) and provided, however, that Shares which are Registrable Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (y) on such date as such Registrable Shares could be sold pursuant to Rule 144 without only the volume and manner of sale restrictions or (z) upon any sale in any manner to a person or entity which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement;

REGISTRATION STATEMENT means a registration statement filed by the Company with the Commission for a public offering and sale of Shares (other than a registration statement on Form S-8, Form S-4 or Form F-4, their successors, any other form for a similar limited purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation);

REGISTRATION EXPENSES means the expenses described in Section 5;

SCHEDULED BLACK-OUT PERIOD means the period beginning two weeks before the end of any fiscal quarter of the Company and ending two full business days after the public release of earnings data for such quarter;

SECURITIES ACT means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

SHARES means the issued ordinary shares of the Company for the time being and from time to time; and

SHELF REGISTRATION STATEMENT means a “shelf” registration statement of the Company that covers Registrable Shares (and may cover other securities of the Company) on Form F-3 and under Rule 415 or any successor rule, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

The US$ symbol shall refer to US dollars, the lawful currency, for the time being, of the United States.

REQUIRED REGISTRATIONS

2.

(a)	A Concerned Shareholder or Concerned Shareholders may request the Company, in writing, to effect the registration on Form F-3 (or any similar or successor form for which the Company then qualifies), of Registrable Shares, on a Shelf Registration Statement; provided, however, that if the Company is not eligible to file a Registration Statement on Form F-3 (or any similar or successor form relating to secondary offerings), the Company shall be under no obligation hereunder other than to so notify such Concerned Shareholder(s) and such Concerned Shareholder(s) instead may request the Company, in writing, to effect the registration of such Registrable Shares on a Registration Statement, other than a Shelf Registration Statement, on Form F-1. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Concerned Shareholders. Such Concerned Shareholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Concerned Shareholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use reasonable efforts to effect the registration on Form F-3 or F-1, as the case may be (or any similar or successor form for which the Company then qualifies), of all Registrable Shares which the Company has been requested to so register; provided that the Company shall not be required to effect any registration of Registrable Shares unless Registrable Shares are offered at an aggregate proposed offering price net of underwriting commissions of at least US$2,000,000 or, such other amount that all the parties hereto shall agree; provided, however, any such agreed amount shall not conflict with any relevant legislation or any rules of the relevant Exchange. Notwithstanding the foregoing, in connection with any underwritten offering pursuant to a registration under this Section 2 or in any shelf take-down under any Shelf Registration Statement pursuant thereto, if, in the opinion of the managing underwriter, it is appropriate, because of marketing factors and in order for the Shares to be sold in the offering in an orderly manner within a price range acceptable to the Company (if the Company is participating in the offering) or, if the Company is not participating in the offering, the Concerned Shareholder proposing to sell the largest number of Registrable Shares in the offering, to limit the number of Shares to be included in the offering, then there shall be included in such offering: (i) first, the number of Shares that the Company proposes to sell in the offering, (ii) second, to the extent that the number of Shares in clause (i) above is less than the number of Shares which the managing underwriter determines can be included in the offering in accordance with the foregoing, the number of Registrable Shares requested to be included in the offering by all Concerned Shareholders, determined pro rata based on the number of Shares requested to be included in the offering by such Concerned Shareholders, and (iii) third, to the extent that the number of Shares in clauses (i) and (ii) above is less than the number of Shares which the managing underwriter determines can be included in the offering in accordance with the foregoing, the number of Shares, if any, requested to be included in the offering by any other persons or entities having a contractual, incidental “piggy back” right to include such Shares in the offering, determined pro rata based on the number of Shares requested to be included in the offering by such other persons or entities.

(b)	From and after the declaration of effectiveness of a Shelf Registration Statement, the Company shall use reasonable efforts to cause such Shelf Registration Statement to be continuously effective so long as there are outstanding any Registrable Shares which the Concerned Shareholder(s) requested be included in such Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company will, subject to the terms and limitations herein, as promptly as reasonably practicable upon notice from any Concerned Shareholder requesting registration in accordance with the terms of this Section 2, cooperate in any shelf take-down by amending or supplementing the prospectus related to such registration as may be reasonably requested by such Concerned Shareholder or as otherwise required to reflect the number of Registrable Shares to be sold thereunder, and in the case of any shelf take-down to be effected via an underwritten offering, by entering into an underwriting agreement pursuant to Section 7.

(c)	Subject to Section 4(b), the Company shall not be required to file more than two Registration Statements pursuant to paragraph (a) above.

(d)	If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a registered public offering as to which the Concerned Shareholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or, in the case of any such activity, the date such request, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve month period.

(e)	Notwithstanding anything to the contrary contained herein, the Company shall not be required to file any Registration Statement pursuant to Section 2 and any and all sales of Registrable Shares by the Concerned Shareholder(s) pursuant to an effective Registration Statement shall be suspended (i) during a Scheduled Black-Out Period or (ii) on one or more occasions in any twelve month period if the Company notifies the Concerned Shareholder(s) (x) that such actions would, in the Company’s good faith judgment, require the disclosure of material non-public information which the Board of Directors has determined would be seriously detrimental to the Company to disclose and which the Company would not otherwise be required to disclose or (y) of the happening of any event as a result of which certain information is reasonably determined by the Company to be appropriate for disclosure in such Registration Statement and the prospectus included in such Registration Statement and such information is not reasonably available to the Company, provided that in the case of clause (ii), such delay in registration or suspension of sales does not exceed six months in the aggregate in any twelve month period. Upon the termination of the condition described in clause (ii), the Company shall promptly give written notice to the Concerned Shareholder(s) and shall promptly effect such registration or terminate any suspension of sales it has put into effect and shall take such other actions to permit sales of Registrable Shares by the Concerned Shareholder(s) under a Registration Statement as contemplated by this Agreement.

INCIDENTAL REGISTRATION

3. (a)	Whenever the Company proposes to file a Registration Statement to register Shares for its own account, it will, prior to such filing, give written notice to all Concerned Shareholders of its intention to do so. Upon the written request of any Concerned Shareholder or Concerned Shareholders given within five Business Days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable efforts to cause all Registrable Shares which the Company has been requested by such Concerned Shareholder or Concerned Shareholders to register to be included in each Registration Statement to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Concerned Shareholder or Concerned Shareholders provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Concerned Shareholder.

(b)	In connection with any underwritten offering pursuant to a registration under this Section 3 or in any shelf take-down under any Shelf Registration Statement pursuant thereto, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If, in the opinion of the managing underwriter, it is appropriate because of marketing factors and in order for the Company to sell securities in the offering in an orderly manner within a price range acceptable to the Company to limit the number of Registrable Shares to be included in the offering, then the Company shall include in the registration: (i) first, the number of Shares that the Company proposes to register for its own account and (ii) second, to the extent that the number of Shares in clause (i) above is less than the number of Shares which the managing underwriter determines can be included in the offering in accordance with the foregoing, the number of Registrable Shares requested to be included in the offering by all Concerned Shareholders and the number of Shares, if any, requested to be included in the offering by any other persons or entities having a contractual, incidental “piggy back” right to include Shares in the offering, determined pro rata based on the number of Shares requested to be included in the offering by such Concerned Shareholders and such other persons or entities.

REGISTRATION PROCEDURES

4.	If and whenever the Company is required by the provisions of this Agreement to use its reasonable efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

(a)	file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable efforts to cause that Registration Statement to become effective and remain effective;

(b)	use reasonable efforts to keep any Shelf Registration Statement filed pursuant to Section 2 and any prospectus contained therein (as amended or supplemented) continuously effective, including by as expeditiously as possible preparing and filing with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Shelf Registration Statement effective, until the earlier of (i) the sale of all Registrable Shares covered thereby and (ii) the three-year anniversary of the effective date of such Shelf Registration Statement. In the event any Registration Statement cannot be kept effective for such period, the Company shall use its reasonable efforts to prepare and file with the Commission and have declared effective as promptly as practicable another Shelf Registration Statement on the same terms and conditions as such initial Shelf Registration Statement and such new registration statement shall be considered the applicable Registration Statement for purposes hereof and shall not count as a requested registration for purposes of Section 2(c), provided that the Company’s obligation to use reasonable efforts to keep such Shelf Registration Statement effective shall expire upon the earlier of (x) the sale of all Registrable Shares covered thereby and (ii) the expiration of the period of three years less the period during which such initial Shelf Registration Statement was effective;

(c)	promptly notify the Concerned Shareholders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the prospectus included in such Registration Statement (as then in effect) or any issuer free writing prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of such prospectus or any issuer free writing prospectus, in light of the circumstances under which they were made) not misleading, and when any issuer free writing prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, prospectus or issuer free writing prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission, and furnish without charge to the Concerned Shareholders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, prospectus or issuer free writing prospectus or a Report on Form 6-K which shall correct such misstatement or omission or effect such compliance;

(d)	as expeditiously as possible furnish to each selling Concerned Shareholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act (and an electronic copy of the prospectus to facilitate the disposition of the Registrable Shares owned by such Concerned Shareholder) and such other documents as the selling Concerned Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Concerned Shareholder; and

(e)	as expeditiously as possible use its reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Concerned Shareholders shall reasonably request and do any and all other acts and things that may be necessary or desirable to enable the selling Concerned Shareholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Concerned Shareholder provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

If the Company has delivered preliminary or final prospectuses to the selling Concerned Shareholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act or because the prospectus contains a material misstatement or omission, the Company shall promptly notify the selling Concerned Shareholders, and, if requested, the selling Concerned Shareholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Concerned Shareholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Concerned Shareholders shall be free to resume making offers of the Registrable Shares.

ALLOCATION OF EXPENSES

5.	The Company will pay all Registration Expenses of all registrations under this Agreement provided, however, that if a registration under Section 2 is withdrawn at the request of the Concerned Shareholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Concerned Shareholders after the date on which such registration was requested) and if the requesting Concerned Shareholders elect not to have such registration counted as a registration effected by the Company or requested by the Concerned Shareholders under Section 2, the requesting Concerned Shareholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, road show expenses, fees and expenses of any consultants or experts retained by the Company in connection with such registration, fees and expenses of counsel for the Company, state Blue Sky fees and expenses (if any), fees and expenses of the Company’s independent auditors but excluding underwriting discounts, selling commissions and the fees and expenses of selling Concerned Shareholders’ own counsel.

INDEMNIFICATION AND CONTRIBUTION

6. (a)	In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will to the extent permitted by law indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof. Such indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action is such settlement is effected without the consent of the Company.

(b)	In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement provided, however, that the obligations of each Concerned Shareholders hereunder shall be limited to an amount equal to the proceeds to such Concerned Shareholder of Registrable Shares sold in connection with such registration.

(c)	Each party entitled to indemnification under this Section 6 (the INDEMNIFIED PARTY) shall give notice to the party required to provide indemnification (the INDEMNIFYING PARTY) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting there from provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed) and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party’s expense provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between the Indemnified Party and the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation or to which an Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder shall, except with the consent of such Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. No Indemnified Party shall consent to entry of any judgment or settle any such claim or litigation without the prior written consent of the Indemnifying Party.

(d)	In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement or any controlling person of any such holder makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Concerned Shareholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Concerned Shareholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such selling Concerned Shareholder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion provided, however, that, in any such case (A) no such selling Concerned Shareholder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

UNDERWRITING AGREEMENT

7.	In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2 or in any shelf take-down under any Shelf Registration Statement pursuant thereto, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements and indemnities in favor of the underwriters to be performed by such issuer. The Company shall not be obliged under Section 2, to include any of the Concerned Shareholders’ securities in such underwriting unless such Concerned Shareholders accept the terms of the underwriting as agreed between the Company and the underwriters.

INFORMATION BY HOLDER

8.	In the event that any Concerned Shareholder includes Registrable Shares in any registration, such Concerned Shareholder shall furnish to the Company such information regarding such Concerned Shareholder and the distribution proposed by such Concerned Shareholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

STAND-OFF AGREEMENT

9.	Each Concerned Shareholder, if requested by the Company and, if applicable, the managing underwriter of an offering by the Company of Shares pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Concerned Shareholder and not to make any request to register Registrable Shares pursuant to Section 2 for a specified period of time (not to commence earlier than 14 days before the execution of the applicable underwriting agreement and not to terminate later than 90 days following the execution of such underwriting agreement) following the effective date of such Registration Statement provided, however, that all Concerned Shareholders holding not less than the number of Shares held by such Concerned Shareholder (including Shares issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

10.	The Company shall not, without the prior written consent of the Concerned Shareholders, enter into any agreement with any holder or prospective holder of any securities of the Company which grants any such person registration rights that are inconsistent with the registration rights granted hereunder.

RULE 144 REQUIREMENTS

11.	The Company agrees to:

(a)	use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(b)	furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the requirements of Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act.

MERGERS, ETC

12.	The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the Concerned Shareholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization provided, however, that the provisions of this Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Concerned Shareholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

TERMINATION

13.	All of the Company’s obligations to register Registrable Shares under this Agreement shall terminate as to an Investor on the earlier of (i) the date on which such Investor ceases to own any Registrable Shares and (ii) the sixth anniversary of this Agreement.

TRANSFERS OF RIGHTS

14.	This Agreement, and the rights and obligations of each Concerned Shareholder hereunder, may be assigned by such Concerned Shareholder to any person or entity to which Shares are transferred by such Concerned Shareholder in accordance with any contractual limitations on a transfer of Shares, and such transferee shall be deemed a Concerned Shareholder for purposes of this Agreement provided, however, that the transferee provides written notice of such assignment to the Company and executes and delivers to the Company a written instrument by which the transferee agrees to be bound by all of the terms and conditions of this Agreement applicable to a Concerned Shareholder.

GENERAL

15.	NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid to the address (as notified in writing from time to time) of parties referred to in this Agreement and, in the case of the Investors, to the following addresses:

(a)	Party:	WARBURG PINCUS PRIVATE EQUITY VIII, L.P.,
WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.
or
WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, C.V.

	Address:	450 Lexington Avenue
New York NY 10017 USA

	Facsimile No:	001 212 878 9359
	Attn. of:	Patrick Hackett/Tim Curt

	WITH A COPY TO:	(i) WARBURG PINCUS INTERNATIONAL, LLC

	Attn. of:	Jeremy Young
	Address:	Almack House
28 King Street
St. James’s
London SW1Y 6QW

	Facsimile No.:	020 7321 0881

(ii) WILLKIE FARR & GALLAGHER LLP

	Attn. of:	Gregory B. Astrachan
	Address:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
	Facsimile No.:	011 212 728 8111

(b)	Party:	WNS (HOLDINGS) LIMITED
	Address:	Queensway House
Hilgrove Street
St Helier
Jersey JE1 1ES, Channel Islands
	Facsimile No.:	01534 609 333
	Attn. of:	The Company Secretary

Notices provided in accordance with this Section 15(a) shall be deemed delivered upon personal delivery or two Business Days after deposit in the mail.

ENTIRE AGREEMENT

16.	This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

AMENDMENTS AND WAIVERS

17.	Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, and the holders of at least 75% of the Registrable Shares provided, however, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

COUNTERPARTS

18.	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

SEVERABILITY

19.	The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

GOVERNING LAW

20.	This Agreement shall be governed by and construed in accordance with the laws of New York, without reference to its conflict of laws provisions.

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

WNS (HOLDINGS) LIMITED

By:	/s/ Eric B. Herr
Name: Eric B. Herr
Title: Chairman of the Board

[Signature page to Registration Rights Agreement]

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Timothy J. Curt
Name: Timothy J. Curt
Title: Partner

WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Timothy J. Curt
Name: Timothy J. Curt
Title: Partner

WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, C.V.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Timothy J. Curt
Name: Timothy J. Curt
Title: Partner

[Signature page to Registration Rights Agreement]